UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

LuxUrban Hotels Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	LUXH	The Nasdaq Stock Market LLC

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2023 Annual Meeting of Stockholders of LuxUrban Hotels Inc. (the “Company”) was held on June 6, 2023, at 9:30 a.m., Eastern Time. A total of 30,206,716 shares of the Company’s stock were outstanding and entitled to vote as of April 13, 2023, the record date for the 2023 Annual Meeting. A total of 20,944,923 shares of the Company’s common stock were present or represented by proxy at the 2023 Annual Meeting, representing approximately 69.34% of the shares outstanding and entitled to vote at the 2023 Annual Meeting, thus providing a quorum.

Set forth below are the matters acted upon by the stockholders and the number of votes with respect to each proposal, as certified by the inspector of election.

Proposal No. 1: Election of Directors

The Company’s stockholders elected Brian Ferdinand, Jimmie Chatmon, Leonard Toboroff, David Berg, Donald Engel, Aimee J. Nelson, and Jeffrey Webb to serve on the Company’s Board of Directors, for a one-year term, ending at the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, by the votes indicated below:

Director Nominee	For	Withheld	Broker Non-Votes
Brian Ferdinand	18,002,580	20,189	2,922,154
Jimmie Chatmon	18,002,590	20,179	2,922,154
Leonard Toboroff	17,968,937	53,832	2,922,154
David Berg	18,002,580	20,189	2,922,154
Donald Engel	17,993,141	29,628	2,922,154
Aimee J. Nelson	18,002,580	20,189	2,922,154
Jeffrey Webb	17,993,186	29,583	2,922,154

Proposal No. 2: Ratification of Appointment of an Independent Public Accountant

The Company’s stockholders ratified the appointment of Grassi & Co., CPAs, P.C. as the Company’s independent public accountants for the fiscal year 2023 by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
20,941,817	3,080	26	0

Proposal No. 3: Approval of an Amendment to the Company’s 2022 Long-Term Incentive Equity Plan

The Company’s stockholders approved an amendment to the 2022 Long-Term Incentive Equity Plan, which increases the number of shares of common stock available for awards made thereunder and certain other administrative changes by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
17,977,689	24,956	20,124	2,922,154

Proposal No. 4: Approval of Issuances

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuances, from time to time, of up to an aggregate of 6,740,000 shares of the Company’s common stock to Greenle Partners LLC Series Alpha P.S. and Greenle Partners LLC Series Beta P.S. (together, “Greenle”) pursuant to the Letter Agreement, dated May 21, 2023, by and between the Company and Greenle by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
17,464,686	0	558,083	2,922,154

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2023	LUXURBAN HOTELS INC.

	By:	/s/ Brian Ferdinand
		Name:	Brian Ferdinand
		Title:	Chief Executive Officer and Chairman

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